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                                                              EXHIBIT (15)(k)(1)

                                     FORM OF

                                  SCHEDULE A-2

                         EATON VANCE MUTUAL FUNDS TRUST
                            CLASS C DISTRIBUTION PLAN
                            EFFECTIVE: MARCH 2, 1998


Name of Fund Adopting this Plan          Date of Original Plans (Inception Date)
-------------------------------          ---------------------------------------

Eaton Vance Tax-Managed                                N/A
  International Growth Fund